                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


                         Date of Report: March 6, 1997



                          OMNI MULTIMEDIA GROUP, INC.
            -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-13656                     04-2729490
----------------------------       -----------                ----------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)                Identification
                                                                    Number)

     50 Howe Avenue, Millbury, Massachusetts                     01527-3298
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 865-4451

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                               TABLE OF CONTENTS

                                    FORM 8-K

                                 March 6, 1997

            Item                                                            Page
            ----                                                            ----

Item 2.     Acquisition or Disposition of Assets.                            3

Item 7.     Exhibits.                                                        4

Signatures                                                                   5

Exhibits

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Item 2. Acquisition or Disposition of Assets.

      On March 6, 1997, OMNI MultiMedia Group, Inc. (the "Company"), through a wholly-owned subsidiary, merged with and into Custom Software Turnkey Manufacturing, Inc. ("CSTM"), a California corporation. CSTM is engaged in the business of designing, fabricating and selling discs, diskettes, computer software programs and packaging and manuals therefore, and providing general fulfillment services for third parties.

      The acquisition took the form of a merger in which a subsidiary of the Company merged with and into CSTM whereupon all of the issued and outstanding shares of the capital stock of CSTM were exchanged for shares of the Company's Common Stock.

     No material relationship exists between the Company or its subsidiaries and CSTM or any of its respective officers, directors or affiliates or any associate of any such officer or director.

      The Company has entered into an Employment Agreement (the "Agreement") with Steven Friar, the former President of CSTM. The Agreement provides that Mr. Friar will be employed on the terms specified in the Agreement.

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Item 7. Exhibits

      (a)   The following exhibits are filed herewith:

            Exhibit
              No.                                Title
            -------       ---------------------------------------------------
             10(x)        Form of Agreement and Plan of Merger, dated as of
                          February 28, 1997, by and among OMNI MultiMedia Group,
                          Inc., CSTM Acquisition Corporation and Custom
                          Software Turnkey Manufacturing, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OMNI MULTIMEDIA GROUP, INC.


                                         By: /s/ Paul F. Johnson
                                             ----------------------------------
                                             Paul F. Johnson, President


Date: March 21, 1997